UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 12, 2005

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                                           30-0233726
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                                Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     050010
                                   ----------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         In response to comments raised by the staff of the Securities and Exchange Commission, the Company commenced a review of the accounting related to an amount due to the Government of the Republic of Kazakhstan for historical costs incurred by the Government in the exploration and development of the Company's ADE Block oil fields. Based on the Company's internal review, and after consultation with the Audit Committee of the Company's Board of Directors and independent registered public accounting firm, on July 12, 2005, the Company concluded that its audited financial statements for the period from inception (May 6, 2003) through March 31, 2004, and the unaudited financial statements for the quarterly periods ended June 30, 2004, September 30, 2004 and December 31, 2004 are required to be restated due to accounting errors in those periods relating to the Company's accounting for a liability due to the Government of the Republic of Kazakhstan.

         The restatement primarily results from the Company erroneously recording as a liability a $5,994,745 obligation due to the Government of the Republic of Kazakstan for historical costs incurred by the Government, which the Company will be required to repay to the Government of Kazakhstan, if and when the Company is granted commercial production rights to its ADE Block oil fields.

         Because of the restatement, the Company's previously issued financial statements which are included in its Annual Report on Form 10-KSB for the year ended March 31, 2004 and Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2004, September 31, 2004 and December 31, 2004 should no longer be relied upon.

         The primary effect of the restatement will result in the Company reducing the long-term asset "Oil and Gas Properties, Full Cost Method, Less Accumulated Depreciation" and the long-term liability "Due to the Government of Kazakhstan" by $5,994,745 on its Consolidated Balance Sheets for each of the periods discussed herein. It will also have the effect of decreasing Non Cash Transactions for "Obligations to the Government of Kazakhstan for Contributed Oil and Gas Properties" by $5,994,745 on the Company's Consolidated Statement of Cash Flows in the audited financial statements for the period from inception (May 6, 2003) to March 31, 2004.

         Following is a summary of the effects of these adjustments on the Company's Consolidated Balance Sheets as of March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004, and the Consolidated Statement of Cash Flows for the period from Inception (May 6, 2003) through March 31, 2004:

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

                                                CONSOLIDATED BALANCE SHEETS

                                             AS PREVIOUSLY REPORTED           ADJUSTMENTS           AS RESTATED
                                             ----------------------           -----------           -----------
MARCH 31, 2004:
  Oil and Gas Properties, Full Cost
    Method, Less Accumulated
    Depreciation                                      $12,489,931              $5,994,745            $6,495,186
  Total Long Term Assets                              $12,796,167              $5,994,745            $6,801,422
  Total Assets                                        $18,507,690              $5,994,745           $12,512,945
  Due to the Government of
    Kazakhstan                                         $5,994,745              $5,994,745               $     -
  Total Long Term Liabilities                          $6,236,745              $5,994,745              $242,000
  Total Liabilities                                    $6,903,464              $5,994,745              $908,719
  Total Liabilities & Shareholders'
    Equity                                            $18,507,690              $5,994,745           $12,512,945

JUNE 30, 2004:
  Oil and Gas Properties, Full Cost
    Method, Less Accumulated
    Depreciation                                      $13,407,374              $5,994,745            $7,412,629
  Total Long Term Assets                              $13,769,130              $5,994,745            $7,774,385
  Total Assets                                        $18,269,326              $5,994,745           $12,274,581
  Due to the Government of
    Kazakhstan                                         $5,994,745              $5,994,745               $     -
  Total Long Term Liabilities                          $6,236,745              $5,994,745              $242,000
  Total Liabilities                                    $7,307,228              $5,994,745            $1,312,483
  Total Liabilities & Shareholders'
    Equity                                            $18,269,326              $5,994,745           $12,274,581

SEPTEMBER 30, 2004:
  Oil and Gas Properties, Full Cost
    Method, Less Accumulated
    Depreciation                                      $36,944,747              $5,994,745           $30,950,002
  Total Long Term Assets                              $37,835,115              $5,994,745           $31,840,370
  Total Assets                                        $55,089,226              $5,994,745           $49,094,481
  Due to the Government of
    Kazakhstan                                         $5,994,745              $5,994,745               $     -
  Total Long Term Liabilities                          $6,236,745              $5,994,745              $242,000
  Total Liabilities                                    $8,347,900              $5,994,745            $2,353,155
  Total Liabilities & Shareholders'
    Equity                                            $55,089,226              $5,994,745           $49,094,481

                                       3

DECEMBER 31, 2004:
  Oil and Gas Properties, Full Cost
    Method, Less Accumulated
    Depreciation                                      $42,836,248              $5,994,745           $36,841,503
  Total Long Term Assets                              $43,923,298              $5,994,745           $37,928,553
  Total Assets                                        $54,275,056              $5,994,745           $48,280,311
  Due to the Government of
    Kazakhstan                                         $5,994,745              $5,994,745               $     -
  Total Long Term Liabilities                          $6,276,802              $5,994,745              $282,057
  Total Liabilities                                    $8,378,143              $5,994,745            $2,383,398
  Total Liabilities & Shareholders'
    Equity                                            $54,275,056              $5,994,745           $48,280,311


                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                              AS PREVIOUSLY REPORTED         ADJUSTMENTS              AS RESTATED
                                              ----------------------         -----------              -----------
PERIOD FROM INCEPTION,
(MAY 6, 2003) THROUGH MARCH 31, 2004:
  Obligations to the Government of
  Kazakhstan for Contributed Oil and
  Gas Properties                                       $5,994,745              $5,994,745                 $   -


         The restatements will have no effect on net loss or net loss per common share in any of the respective periods.

         After reviewing the circumstances leading up to the restatement, management believes that the errors were inadvertent and unintentional. In addition, following the discovery of this error, the Company has implemented new policies requiring our internal accounting staff to receive ongoing training on accounting for oil and gas properties in accordance with generally accepted accounting principles in the United States to prevent recurrence of future errors of this nature and to strengthen our internal control process.

         The Company intends to file amended Forms 10-KSB and 10-QSB to include restated financial statements concurrently with the filing of this Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: October 3, 2005                                By:  /s/ Boris Cherdabayev
                                                        ------------------------
                                                        Boris Cherdabayev,
                                                        Chief Executive Officer

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